                                                                  EXHIBIT 10.17


                           MARINE SERVICES AGREEMENT

     This Marine Services Agreement (the "Agreement") is made, effective September 22, 1998, by and between QNOV, a Louisiana general partnership (the "Venture") and Shreveport Paddlewheels, L.L.C. ("Consultant").

                                  WITNESSETH

     WHEREAS, the Venture holds a license to construct, own and operate a riverboat gaming facility in Shreveport, Louisiana (the "Riverboat Casino") on the site as expressly described in Exhibit A attached hereto, in accordance with the Louisiana Riverboat Economic Development and Gaming Control Act and regulations promulgated thereunder; and

     WHEREAS, Consultant possesses special skills and knowledge of a maritime and maritime regulatory nature; and

     WHEREAS, Venture wishes to retain the services of Consultant in order to avail itself of the special expertise and abilities of Consultant.

     NOW THEREFORE, intending to be legally bound hereby, and in consideration of mutual covenants contained herein, the parties herein mutually agree as follows:

     1. EMPLOYMENT. The Venture shall retain Consultant, and Consultant shall serve the Venture upon the terms and conditions hereinafter set forth.

     2. COMMENCEMENT. This Agreement shall commence on the Closing Date (as defined in the Amended and Restated Joint Venture Agreement dated as of July 31, 1998 (as amended) by and among Consultant, Sodak Louisiana, L.L.C., and HWCC-Louisiana, Inc. (the "Amended JV Agreement")).

     3. DUTIES. During the term of this Agreement, Consultant shall provide consultation services of a maritime nature and concerning marine regulatory matters in connection with the Venture's construction, development and operation of the Riverboat Casino only at such times as reasonably requested by the Venture. Consultant shall report to the management committee of the Venture.

     4. TIME REQUIREMENTS. The Venture acknowledges that Consultant may provide services to other companies including any competitor with the Venture in riverboat gaming operations. Consultant will diligently serve the Venture. Consultant shall use its reasonable best efforts to be available to serve the Venture pursuant hereto.

     5. COMPENSATION. Commencing on the opening date of the Complex, the Venture shall pay to Consultant as compensation for its services hereunder, the sum of THIRTY THOUSAND AND 00/100 ($30,000.00) DOLLARS per month (which amount shall be pro rated in the month in which the Complex opens based on the number of days the Complex is open during such month), payable in arrears within 15 days following the end of the applicable month for which such fee is paid. At the option of Consultant, such payments of compensation may be directed to any entity in which Consultant has an equity ownership interest, for the convenience of Consultant.

     6. EXPENSES. The reasonable and accountable out of pocket expenses of Consultant incurred during the term of this Agreement in furtherance of Venture business and as permitted by applicable laws will be reimbursed to Consultant if such expenses have been previously approved by the management committee of the Venture. Consultant agrees to present adequate records on the items submitted for reimbursement and such other documentation as may be required by law or regulation.

     7. INDEPENDENT CONTRACTOR RELATIONSHIP. Consultant is retained by the Venture only for the purposes and to the extent set forth in this Agreement, and its relationship to the Venture shall, during the term hereof, be that of an independent contractor. As an independent contractor, Consultant shall have no authority, express or implied, to commit or obligate the Venture in any manner whatsoever, except as specifically authorized from time to time by the management committee of the Venture, which authorization may be general or specific. Nothing contained in this Agreement shall be construed or applied to create a partnership. Consultant shall be responsible for the payment of any and all taxes resulting from the receipt by Consultant of the compensation provided hereunder as required by any present or future statute, law, ordinance, regulation, order, judgment or decree, and Consultant hereby indemnifies and holds the Venture harmless from any and all liability therefor.

     8. TERMINATION. This Agreement shall terminate immediately at such time that the Consultant, any Affiliate thereof (as defined in the Amended JV Agreement), and any permitted assignee of the Consultant's rights hereunder, collectively own no JV Interests (as defined in the Amended JV Agreement). In addition, this Agreement shall terminate immediately upon the determination of the Louisiana State Gaming Control Board or any gaming authority of the State of Louisiana or other State, that Consultant or any permitted assignee or transferee of Consultant's rights hereunder is unsuitable.

     9. BINDING EFFECT AND BENEFIT. This Agreement shall inure to the benefit of and be binding upon the Venture, its successors and assigns, and this Agreement shall be assignable and transferable by Consultant only to any current joint venturer of the Venture, any Affiliate of the Consultant and any non-Affiliate who, at the same time of such assignment or transfer, acquires all of the JV Interests held by the Consultant and all Affiliates thereof; provided that such assignment or transfer described in this Section 9 shall have been approved by the Louisiana Gaming Control Board as required under applicable law. The Venture shall use its reasonable efforts to assist in the preparation of any petition to the Louisiana Gaming Control Board for the transfer or assignment of this Agreement.

     10. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties regarding the subject matter hereof and may not be amended, modified, or supplemented in any respect except by prior written agreement entered into by both parties.

     11. GOVERNING LAWS. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of Louisiana.

     12. NOTICES. Any notice or other communication under this Agreement shall be in writing and shall be sufficient if sent by facsimile or by registered mail, return receipt requested, to the parties, at the addresses set forth below, or at such other address as the Venture or Consultant may from time specify.

If to Consultant:

Shreveport Paddlewheels, L.L.C.
610 S. Peters St.
New Orleans, Louisiana
Facsimile: (504) 587-1740
Attention: Warren L. Reuther, Jr., Manager

With copy to:

Smith Martin
700 Camp Street
New Orleans, Louisiana
Facsimile: (504) 525-0163
Attention: James E. Smith, Jr. Esq.

If to the Venture:

Sodak Louisiana, L.L.C.
5301 South Highway 16
Rapid City, South Dakota 57701
Facsimile: (605) 355-4976
Attention: General Counsel

HWCC-Louisiana, Inc.
Two Galleria Tower, Suite 2200
13455 Noel Road, LB 48

Dallas, Texas 75240
Facsimile: (972) 716-3903
Attention: General Counsel

     13. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing such counterpart.

     14. MODIFICATION, AMENDMENT OR WAIVER. No provision of this Agreement may be modified, amended, waived or terminated except by an instrument in writing signed by the parties to this agreement. No course of dealing between the parties, will be deemed to, modify, amend, waive or terminate any provision of this Agreement. No delay on the part of the Venture or Consultant in exercising any right hereunder shall operate as a waiver of such right.

     15. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     16. THIRD-PARTY BENEFIT. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

     17. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement or the breach hereof, other than matters pertaining to injunctive relief, including, without limitation, temporary restraining orders, preliminary injunctions, and permanent injunctions, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgement upon the award rendered by the arbitrator shall be and may be entered in any court having jurisdiction thereof. The dispute shall be submitted to an arbitrator agreed to by the parties to the dispute or if such parties cannot agree upon an arbitrator, an arbitrator selected for the parties by the American Arbitration Association. The parties hereby agree that the arbitrator shall not have jurisdiction to award punitive damages and shall be without authority to award relief other than monetary damages. Such arbitration shall take place in New Orleans, Louisiana, unless otherwise agreed to in writing by the parties. In any such arbitration, discovery shall be allowed to the full extent permitted under, and shall be governed by, the Federal Rules of Civil Procedure and the Federal Rules of Evidence shall apply.

     18. WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     19. ADVISE OF COUNSEL. Each party acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement.

  IN WITNESS WHEREOF, the parties have executed this Agreement this 22nd day of September, 1998.
                                    QNOV

                                    By:  SODAK LOUISIANA, L.L.C.

                                    By:         /s/ KEVIN L. BURTON
                                         -----------------------------------
                                         Its    Manager
                                            --------------------------------

                                    By:  HWCC-LOUISIANA, INC.

                                    By:        /s/ JACK E. PRATT
                                         -----------------------------------
                                         Its   Chairman and President
                                            --------------------------------

                                    SHREVEPORT PADDLE WHEELS, L.L.C.

                                    By:       /s/ [ILLEGIBLE]
                                         -----------------------------------
                                         Its   CEO
                                            --------------------------------

                                   EXHIBIT A


DEVELOPMENT PARCEL A parcel of land containing 91,703.0198 square feet, more or less, located east of Clyde E. Fant Memorial Parkway, as recorded in Book 2100, pages 279 and 329, records of Caddo Parish, Louisiana, south of the Easterly extension of Fannin Street, as recorded in Book 50, page 537, Caddo Parish, Louisiana, North of the Texas Street Bridge and West of the Ordinary High Water Stage of Red River, being more particularly described as follows:

From an "x" cut in concrete at the point of intersection of the east right-of-way line of said Clyde E. Fant Parkway and the Easterly extension of the centerline of said Fannin Street; run South 39 degrees 38' 37" East, along said east right-of-way, a distance of 422.28 feet, to the point of beginning (P.O.B.) of the parcel herein described; run North 50 degrees 27' 16" East, along a line common to the Shoreside Complex Parcel and the Development Parcel, a distance of
281.02 feet, to the point of intersection with the 155.50 foot contour meander line of Red River, as of 7:15 a.m., December 13, 1996; run thence South 40 degrees 29' 46" East, along said meander line, a distance of 27.16 feet; run thence South 44 degrees 08' 00" East, along said meander line, a distance of
44.13 feet; run thence South 39 degrees 47' 11" East, along said meander line, a distance of 54.80 feet; run thence South 43 degrees 29' 22' East, along said meander line, a distance of 39.06 feet; run thence South 43 degrees 13' 45" East, along said meander line, a distance of 50.39 feet; run thence South 45 degrees 20' 03" East, along said meander line, a distance of 55.14 feet; run thence South 51 degrees 11' 22" East, along said meander line, a distance of
47.26 feet, to the point of intersection with the north right-of-way line of the Texas Street Bridge; run thence South 50 degrees 21' 23" West, along said right-of-way line, a distance of 307.47 feet, to the point of intersection with the said east right-of-way line of the Clyde E. Fant Memorial Parkway; run thence North 39 degrees 38' 37" West, along said right-of-way line, a distance of
316.72 feet, to the point of beginning (P.O.B.).

BLOCK 72 A parcel of land containing 122,895.9879 square feet, more or less, being bound on the West by Commerce Street, on the north by Texas Street Bridge, On The east by Clyde E. Fant Memorial Parkway, And On The South by Milam Street, being more particularly described as follows:

From the point of intersection of the north right-of-way line of Milam Street and the east right-of-way line of Commerce Street, as recorded in book 50, page 537, and book 150, page 129, records of Caddo Parish, Louisiana, said point being the point of beginning, (P.O.B.) run North 39 degrees 38' 37" West, along the east right-of-way line of said Commerce Street, being 66.00 feet, east of and parallel to the centerline of said Commerce Street, a distance of 320.00 feet, to the point of intersection of the south right-of-way line of the Texas Street Bridge, as recorded in book 50, page 537 and book 150, page 129, records of Caddo Parish, Louisiana; run thence North 50 degrees 21' 23" East, along said right-of-way, line being 50.00 feet south of and parallel to the centerline of said Texas Street Bridge, a distance of 384.05 feet, to the point of intersection with the west right-of-way line of the Clyde E. Fant Memorial Parkway, as recorded in book 2100, pages 329 through 335, records of Caddo Parish, Louisiana; run thence South 39 degrees 38' 37" East, along the west right-of-way line of said Clyde E. Fant Memorial Parkway, a distance of
320.00 feet, to the point of intersection with the north right-of-way line of Milam Street, as recorded in book 50, page 537 and book 150, page 129, records of Caddo Parish, Louisiana; run thence South 50 degrees 21' 23" west, along said right-of-way line of Milam Street, being 33.00 feet north of and parallel to the centerline of said Milam Street, a distance of 384.05 feet, to the point of beginning.

BARNWELL CENTER PARKING AREA A parcel of land containing 72,850.0384 square feet, more or less, bounded on the West by the east right-of-way line of Clyde
E. Fant Memorial Parkway, on the North by the south right-of-way line of Texas Street Bridge, on the East by the west 155.50 foot contour meander line of Red River and on the South by the north face of the Barnwell Center building, being more particularly described as follows:

From the point of intersection of the south right-of-way line of the Texas Street Bridge, as recorded in book 50, page 537 and book 150, page 129, records of Caddo Parish, Louisiana and the east right-of-way line of the Clyde E. Fant Memorial Parkway, as recorded in book 2100, pages 329 through 335, records of Caddo Parish, Louisiana, Said Point Being The Point Of Beginning (P.O.B.), run North 50 degrees 21' 23" East, along said south right-of-way line, being 50.00 feet south of and parallel to the centerline of said Texas Street Bridge, a distance of 306.25 feet, to the point of intersection with the 155.50 foot, contour meander line of Red river, as of 7:15 a.m., December 13, 1996; run thence South 38 degrees 41' 30" East, along said meander line, a distance of
88.90 feet; run thence South 35 degrees 15' 54" East, along said meander line, a distance of 153.31 feet; run thence south 50 degrees 21' 23" West, a distance of
293.07 feet, to the point of intersection with the east right-of-way line, of said Clyde E. Fant Memorial Parkway; run thence North 39 degrees 38' 37" West, along said east right-of-way line a distance of 241.75 feet, to the point of beginning.

EXPO HALL PARKING AREA A parcel of land containing 90,636.8985 square feet, more of less, bounded on the north by the face of the Expo Hall building, on the east by the west right-of-way line of the Clyde E. Fant Memorial Parkway, on the south by the north right-of-way line of the Texas Street Bridge and on the west by the east right-of-way line of Commerce Street, being more particularly described as follows:

From the point of intersection of the north right-of-way line of the Texas Street Bridge, and the east right-of-way line of Commerce Street, as recorded in book 50, page 537 and book 150, page 129, records of Caddo Parish, Louisiana, said point being the point of beginning (P.O.B.) run North 39 degrees 38' 37" West, along said east right-of-way line of Commerce Street, being 66.00 feet east of and parallel to the centerline of said Commerce Street, a distance of
230.01 feet; run thence North 50 degrees 21' 23" East, a distance of 394.05 feet, to the point of intersection with the west right-of-way line of Clyde E. Fant Memorial Parkway, as recorded in book 2100, page 329 through 335, records of Caddo Parish, Louisiana; run thence South 39 degrees 38' 37" East, along said right-of-way line, a distance of 230.01 feet, to the point of intersection with the north right-of-way line of the said Texas Street Bridge; run thence South 50 degrees 21' 23" West, along said north right-of-way line, being 50.00 feet, north of and parallel to the centerline of said Texas Street Bridge a distance of 394.05 feet, to the point of beginning.